The Osterweis Strategic Income Fund (OSTIX) Summary Prospectus | July 31, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.osterweis.com/prospectus.  You may also obtain this information at no cost by calling (866) 236-0050.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Strategic Income Fund (the “Fund”) seeks to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.07%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:$109	3 Years: $340	5 Years: $590	10 Years: $1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year ended March 31, 2010, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies

The Osterweis Strategic Income Fund invests primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  Osterweis Capital Management, LLC (the “Adviser”) takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities and maturities.  The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets or limits.  The Fund’s fixed income investments may include, but are not limited to, U.S. government and agency debt, investment grade corporate debt, convertible debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s® (“S&P”) or lower than Baa3 by Moody’s Investor Services® (“Moody’s”)), and municipal debt.  The Fund may also invest up to 100% of its assets in foreign debt (including emerging markets).  The Fund’s allocation among various fixed income securities will be made on the basis of the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment.  The Fund will at times be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.

The Adviser may sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in The Osterweis Strategic Income Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objectives.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Interest Rate Risk:  Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or interest rates may fall resulting in an increase in the value of such securities.

•	Credit Risk: If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, their securities are likely to decline in value.

•
High Yield (“Junk Bond”) Risk:  The value of fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

•
Municipal Securities Risk:  The Fund may have a portion of its assets invested in various municipal securities that depend on the ability of the municipalities to continue to meet their obligations for the payment of interest and principal when due.

•
Sector Concentration Risk:  The Fund may have concentrated positions in one or more sectors.  This may subject the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across a greater number of industry sectors.

•
Non-Diversification Risk:  The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of any given issuer.  As a result, the Fund’s shares may be more volatile and fluctuate more than shares of a fund that invests in a broader range of issuers.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index.  The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.osterweis.com.

The Osterweis Strategic Income Fund
Calendar Year Total Returns*

Best Quarter:	2Q, 2009	8.00%

Worst Quarter:	4Q, 2008	-6.19%

* The Osterweis Strategic Income Fund’s year-to-date return as of June 30, 2010 was 2.88%.

Average Annual Total Returns	As of December 31, 2009
	1 Year	5 Years	Since Inception (8/30/02)
Return Before Taxes	24.90%	6.63%	8.22%
Return After Taxes on Distributions	22.04%	4.44%	5.97%
Return After Taxes on Distributions and Sale of Fund Shares	16.07%	4.37%	5.75%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	4.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC.

Portfolio Managers

Carl P. Kaufman, Vice President – Portfolio Manager of the Fund since 2002
Simon T. Lee, Vice President – Assistant Portfolio Manager of the Fund since 2008

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (The Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500
Automatic Investment Plan	$5,000	$250
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

P.O. Box 701 Milwaukee, WI 53201 (866) 236-0050 www.osterweis.com